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                                                                    EXHIBIT 10.7

                             FIRST AMENDMENT TO THE
                             U.S. PRODUCT AGREEMENT

     THIS FIRST AMENDMENT to the U.S. Product Agreement, dated as of the 27th day of February, 2006 ("First Amendment") is made and entered into by and between Sanofi-Aventis U.S. LLC (formerly Hoechst Marion Roussel, Inc.), a U.S. company ("Sanofi-Aventis US"), Sanofi-Aventis Deutschland GmbH (formerly Hoechst Marion Roussel Deutschland GmbH), a German company ("SAD"), and King Pharmaceuticals, Inc., a U.S. company ("King") (Sanofi-Aventis, SAD and King may be referred to herein individually as a "Party" and collectively as the "Parties"). Capitalized terms used in this First Amendment shall have the meanings ascribed to them in the U.S. Product Agreement among the Parties dated December 17, 1998, as supplemented by that certain Addendum dated June 30, 2000 (the "Product Agreement") unless otherwise expressly set forth herein.

                                    RECITALS

     WHEREAS, on December 17, 1998, Sanofi-Aventis, SAD and King entered into the Product Agreement whereby Sanofi-Aventis and SAD granted certain rights to Ramipril in the U.S. Territory to King; and

     WHEREAS, the Parties wish to amend certain provisions of the Product Agreement relating to its term and to improvements; and

     WHEREAS, simultaneously with this First Amendment, SAD and King are entering into an Amended and Restated U.S. Product Manufacturing Agreement, of even date herewith, to effectuate certain additional modifications contemplated by the Parties;

     NOW, THEREFORE, pursuant to Section 11.2(b) of the Product Agreement, Sanofi-Aventis, SAD and King agree to the terms and conditions of this First Amendment as follows:

     1. All references in the Product Agreement to "HMRI" or "Hoechst Marion Roussel, Inc." shall be replaced with "Sanofi-Aventis US" or "Sanofi-Aventis U.S. LLC," respectively; all references in the Product Agreement to "HMR GmbH" or "Hoechst Marion Roussel Deutschland GmbH" shall be replaced with "SAD" and "Sanofi-Aventis Deutschland GmbH", respectively; and all references in the Product Agreement to "HMR" (by which HMR and HMR GmbH are referred collectively in the Product Agreement) shall be replaced with "Sanofi-Aventis".

     2. Article I of the Product Agreement shall be amended by adding new Sections 1.10(a), 1.12(a), 1.21(a), 1.21(b), 1.26(a) and 1.32(a) as
          follows:

                         1.10(a) "Developed Data Agreement" shall mean that
               certain agreement relating to a Ramipril/HCT combination product being negotiated between SAD and King as of the date of execution of the First Amendment to this Agreement.


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                         1.12(a) "Exclusivity Term" shall mean the term
               beginning on December 17, 1998 and continuing until the later to occur of (i) the Compound Patent Expiration Date or (ii) the Pediatric Extension Expiration Date.

                         1.21(a) "Licensed Combination Product" shall mean a
               Licensed Product that contains Ramipril as one of its active ingredients and contains at least one additional active ingredient.

                         1.21(b) "Licensed Mono-Product" shall mean a Licensed
               Product that contains Ramipril as its sole active ingredient.

                         1.26(a) "Pediatric Extension Expiration Date" shall
               mean the date of expiration of any pediatric exclusivity extension that may be granted by the FDA to King for Licensed Mono-Product, provided that in no event will such date extend beyond April 30, 2009.

                         1.32(a) "Third Party" or "Third Parties" shall mean any
               person other than Sanofi-Aventis US, SAD and King.

                         1.33 "U.S. Product Manufacturing Agreement" shall mean
               the Amended and Restated U.S. Product Agreement entered into by the parties of even date with the First Amendment to this Agreement.

     3. All references in the Product Agreement to "third party" or "third parties" shall be replaced with "Third Party" or "Third Parties".

     4.   Section 2.1 of the Product Agreement shall be amended by deleting
          Section 2.1 in its entirety and replacing in its stead the following:

                    2.1  Patent Rights and Schering Patent Rights.

                         (a)  Patent Rights.

                              (i) During Exclusivity Term. Sanofi-Aventis hereby
               grants to King an exclusive (including as to Sanofi-Aventis, except as reserved in Section 2.3) license in the U.S. Territory with the right to grant sublicenses in the U.S. Territory (upon prior written approval of Sanofi-Aventis) under the Patent Rights to make and have made Licensed Products from ramiprilat and, in finished product form, from ramipril in Bulk Form supplied by SAD, use (subject to Section 2.6), sell and have sold the Licensed Product in the Field of Use until the end of the Exclusivity Term.

                              (ii) After Exclusivity Term. Effective immediately
               upon the expiration of the Exclusivity Term, Sanofi-Aventis hereby grants to King the following:


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                                   (A) Licensed Mono-Product. A license that is
               exclusive with the right to grant sublicenses in the U.S. Territory (upon prior written approval of Sanofi-Aventis) under the Patent Rights to make, have made, use (subject to Section 2.6), sell and have sold the Licensed Mono-Products in the Field of Use for the remaining term of this Agreement.

                                   (B) Licensed Combination Products. A license
               that is exclusive against Third Parties but non-exclusive as to Sanofi-Aventis in the U.S. Territory with the right to grant sublicenses in the U.S. Territory (upon prior written approval of Sanofi-Aventis) under the Patent Rights to make, have made, use (subject to Section 2.6), sell and have sold the Licensed Combination Products in the Field of Use for the remaining term of this Agreement. For the sake of clarity, Sanofi-Aventis shall be entitled to make, have made, use, sell, have sold, develop or have developed Licensed Combination Products in the U.S. Territory after the end of the Exclusivity Term, subject to the last sentence of Section 8.2(c). For the sake of further clarity, in the event the Developed Data Agreement is executed, Sanofi-Aventis' right to make, have made, use, sell, have sold, develop or have developed "licensed products" (as such term is defined in the Developed Data Agreement), will be subject to the terms of the Developed Data Agreement, including without limitation any exclusive rights granted to King thereunder.

                                   (C) Development and Commercialization by
               Sanofi-Aventis. For the sake of clarity, the parties acknowledge and agree that, after the Exclusivity Term, Sanofi-Aventis shall not grant an out-license except to Third Parties who are parties to a collaboration agreement with Sanofi-Aventis to jointly develop or jointly market Licensed Combination Products, and shall not grant any such license or other right to any Third Party to enable or permit such Third Party to commercialize any Licensed Combination Product independent of Sanofi-Aventis.

                              (iii) The grant of rights to King under this
               Section 2.1(a) is subject to the reservation of rights by Sanofi-Aventis in Section 2.3.

                         (b)  Schering Patent Rights.

                              (i) During Exclusivity Term. Sanofi-Aventis hereby
               grants to King an exclusive (including as to Sanofi-Aventis, except as reserved in Section 2.3) sublicense in the U.S. Territory with the right to grant sublicenses in the U.S. Territory (upon prior written approval of Sanofi-Aventis) under the Schering Patent Rights with respect to Ramipril to make and have made Licensed Products from ramiprilat and, in finished


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               product form, from ramipril in Bulk Form supplied by SAD, use
               (subject to Section 2.6), sell and have sold the Licensed Product in the Field of Use until the earlier to occur of the end of the Exclusivity Term or the termination of the Schering Agreement.

                              (ii) After Exclusivity Term. In the event the
               Schering Agreement survives the end of the Exclusivity Term, then, effective immediately upon the expiration of the Exclusivity Term, Sanofi-Aventis hereby grants to King the following:

                                   (A) Licensed Mono-Products. A sublicense that
               is exclusive in the U.S. Territory with the right to grant sublicenses in the U.S. Territory (upon prior written approval of Sanofi-Aventis) under the Schering Patent Rights with respect to Ramipril to make, have made, use (subject to Section 2.6), sell and have sold the Licensed Mono-Products in the Field of Use until the earlier to occur of the termination of this Agreement or the Schering Agreement; and

                                   (B) Licensed Combination Products. A
               sublicense that is exclusive against Third Parties but non-exclusive as to Sanofi-Aventis, in the U.S. Territory with the right to grant sublicenses in the U.S. Territory (upon prior written approval of Sanofi-Aventis) under the Schering Patent Rights with respect to Ramipril to make, have made, use (subject to Section 2.6), sell and have sold the Licensed Combination Products in the Field of Use until the earlier to occur of the termination of this Agreement or the Schering Agreement. For the sake of clarity, Sanofi-Aventis shall be entitled to make, have made, use, sell, have sold, develop or have developed Licensed Combination Products in the U.S. Territory after the end of the Exclusivity Term, subject to the last sentence of Section 8.2(c). For the sake of further clarity, in the event the Developed Data Agreement is executed, Sanofi-Aventis' right to make, have made, use, sell, have sold, develop or have developed "licensed products" (as such term is defined in the Developed Data Agreement) will be subject to the terms of the Developed Data Agreement, including without limitation any exclusive rights granted to King thereunder.

                              (iii) The grant of rights to King under this
               Section 2.1(b) is subject to the reservation of rights by Sanofi-Aventis in Section 2.3.

                         (c) Conversion to Non-Exclusive. In the event King
               fails to make required payments consistent with the terms of Sections 2.9(c) or 3.2(a) of the U.S. Product Manufacturing Agreement (a "Payment Default"), and Sanofi-Aventis exercises its right to liquidated damages pursuant to Section 3.2(c) of such agreement, and terminates such agreement for such Payment Default by King, pursuant to Section


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               4.2(a) of such agreement, then (i) the rights and licenses granted to King pursuant to this Agreement (including rights and licenses to Improvements) shall, automatically, upon the effective date of such termination become exclusive against Third Parties but non-exclusive as to Sanofi-Aventis, with the right to grant sublicenses in the U.S. Territory (upon prior written approval of Sanofi-Aventis) to make, have made, use (subject to
               Section 2.6), sell and have sold the Licensed Products in the Field of Use for the remaining term of this Agreement, (ii) the parties' rights to Improvements pursuant to Section 8.2 shall terminate with respect to any Improvements discovered, made or conceived after the effective date of such termination, and (iii) the parties' rights to elect to acquire Improvements discovered, made or conceived prior to the effective date of such termination shall survive such termination on a non-exclusive basis as described in Section 2.1(c)(i) hereof.

     5. Section 2.2 of the Product Agreement is amended by deleting in its entirety the first sentence and replacing in its stead the following:

                         Sanofi-Aventis hereby grants to King, and all
               sublicensees hereunder, the non-exclusive right to use the Ramipril Know-How disclosed by Sanofi-Aventis or its Affiliates under this Agreement in the Field of Use for the term of this Agreement in the U.S. Territory (a) during the Exclusivity Term, to manufacture Licensed Products from ramiprilat (if any), and, in finished product form, from ramipril in Bulk Form supplied by Sanofi-Aventis, to use (subject to Section 2.6), sell and have sold Licensed Product and (b) after the Exclusivity Term, to manufacture, use (subject to Section 2.6), sell and have sold Licensed Product.

     6. Section 2.3 of the Product Agreement is amended by adding a sentence at the end of subsection (d) as follows:

                         ; and, subject to the provisions of Sections 2.1(a)(ii)
               and 2.1(b)(ii) and the last sentence of 8.2(c), and further subject to the terms and conditions of the Developed Data Agreement, in the event such agreement is executed, with respect to "licensed products" (as that term is defined in the Developed Data Agreement) to make, have made, use, sell, have sold, develop or have developed, whether inside or outside the U.S. Territory, Licensed Combination Products after the Exclusivity Term.

     7.   Section 2.5 of the Product Agreement shall be amended by deleting
          Section 2.5 in its entirety and replacing in its stead the following:

                         2.5 Sanofi-Aventis' Rights under Patent Rights and
               Ramipril Know-How to Manufacture Ramipril. Sanofi-Aventis and its Affiliates retain all rights under the Patent Rights and the Ramipril Know-How to make and have made Product (as such term defined in the U.S.


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               Product Manufacturing Agreement). Pursuant to the U.S. Product
               Manufacturing Agreement, SAD shall provide Product to King during the Term (as such term is defined in the U.S. Product Manufacturing Agreement) of the U.S. Product Manufacturing Agreement, on the terms and conditions set forth in the U.S. Product Manufacturing Agreement.

     8.   Article II of the Product Agreement shall be amended by adding a new
          Section 2.10 as follows:

                         2.10 King's Rights Concerning Clinical Trials and
               Development Work. King shall have the right to conduct Clinical Trials and Experimental Uses in countries outside the U.S. Territory in order to obtain and maintain regulatory approvals for Licensed Product in the U.S. Territory; provided that the right granted to King in this Section 2.10 shall be subject to the requirements of Sections 2.6 and 3.1 of this Agreement and provided further that King shall have no right to conduct such activities in Canada for so long as Sanofi-Aventis continues to own patents or have exclusive in-licensed rights to one or more issued patents that claim the ramipril compound, which patents have not been held invalid or unenforceable in a final, unappealable decision.

     9. Section 3.1(d)(iii) of the Product Agreement is amended to add the following as its last sentence:

               The parties acknowledge and agree that, pursuant to Sections 3.1(b) and 3.1(d), King has the right to request Requested Meetings on an ad hoc basis, which meetings may be held by teleconference, if so requested by either party, and shall be held within thirty (30) days of King's request therefor. In connection therewith, the parties agree to address issues (Section 3.1(d)) in a timely manner and to cooperate in the implementation of the process with respect to Requested Meetings going forward.

     10. Section 8.2 of the Product Agreement is amended by deleting the first sentence of Section 8.2 in its entirety and replacing in its stead the following:

                    8.2 Rights to Improvements. In the event that either party discovers, makes or conceives of an Improvement (other than an Excluded Combination Product) (a) during the term of this Agreement, with respect to Licensed Mono-Products or (b) during the Exclusivity Term with respect to Licensed Combination Products, the following provisions apply:

     11. Section 8.2(c) of the Product Agreement is amended by deleting Section 8.2(c) in its entirety and replacing in its stead the following:

                         (c) Procedure; Other Terms. The party discovering or
               acquiring an Improvement shall give notice (the "Offer Notice") to the other party of the discovery or acquisition of such Improvement. The


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               Offer Notice shall be given in a timely manner, and no later than
               30 (thirty) days after receipt by the party discovering or acquiring the Improvement of the final report of the study results for the Phase IIB Clinical Trials of such Improvement. Such Offer Notice shall include: (i) a description of the Improvement; (ii) the Development Costs; and (iii) a form of the license agreement containing such reasonable terms and conditions as are customary in the pharmaceutical industry for products of a similar commercial value. At any time within one hundred twenty
               (120) days after receipt of an Offer Notice, the receiving party may elect to acquire the Improvement on the terms and conditions set forth in the Offer Notice, or on any such other terms and conditions which the parties may negotiate in good faith. Notwithstanding anything to the contrary in Section 2.1(a)(ii) or 2.1(b)(ii), any license granted to King pursuant to this Section 8.2(c) with respect to Improvements discovered, made or conceived prior to the end of the Exclusivity Term on Licensed Combination Products shall be and remain exclusive both during and after the Exclusivity Term.

     12. Article 8 of the Product Agreement shall be amended by adding new Sections 8.3 and 8.4 as follows:

                    8.3 Rights to Improvements After the Compound Patent
               Expiration Date. In the event that either party discovers, makes or conceives an Improvement with respect to Licensed Combination Products after the Exclusivity Term, such party shall have no obligation to notify the other party of such Improvement or to offer such other party any rights in such Improvement.

                    8.4 Notice of Improvements. Within thirty (30) days after
               execution of the First Amendment to this Agreement, each party shall provide to the other party the notice required under
               Section 8.2(c) of any Improvements made by such party for which a final report of the study results for such Phase IIB Clinical Trials has been received by such party, or any Improvements which exist in a later stage of development.

     13. Section 11.1(a) of the Product Agreement is amended by deleting the party names, addresses and facsimile numbers of the Sanofi-Aventis notice parties and replacing them as follows:

               If to Sanofi-Aventis to:

                    Sanofi-Aventis Deutschland GmbH
                    Attn: Legal Department
                    Brueningstrasse 50
                    65926 Frankfurt


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                    Germany
                    Fax: Legal Department No.: ++ 49 69 305 24590

               with a copy to:

                    Sanofi-Aventis
                    174 Avenue de France
                    75013 Paris France
                    Attn: Head of Business Development
                    Facsimile: + 33 1 5377 4967

               with a copy to:

                    Sanofi-Aventis
                    174 Avenue de France
                    75013 Paris France
                    Attn: Head of Direction Juridique
                    Facsimile: +33-01-53-77-40-48

     14. Except as modified by this First Amendment, all of the terms and conditions of the Product Agreement shall remain in full force and effect.

     15. Articles X and XI of the Product Agreement are hereby incorporated into this First Amendment.


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     IN WITNESS WHEREOF, the Parties hereto have each caused this First
Amendment to the U.S. Product Agreement to be executed by their duly authorized officers to be effective as of the date first written above.

KING PHARMACEUTICALS, INC.              SANOFI-AVENTIS U. S. LLC


By:                                     By:
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Name:                                   Name:
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Title:                                  Title:
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                                        SANOFI-AVENTIS DEUTSCHLAND GMBH


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                                        SANOFI-AVENTIS DEUTSCHLAND GMBH


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